EXHIBIT 32.1
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Conn's, Inc. (the "COMPANY") on Form 10-Q for the period ended October 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "REPORT"), we, Thomas J. Frank, Sr., Chairman of the Board and Chief Executive Officer of the Company and C. William Frank, Executive Vice President and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                              /S/ THOMAS J. FRANK SR.
                              ----------------------------------
                              Thomas J. Frank, Sr.
                              Chairman of the Board and
                              Chief Executive Officer


                              /S/ C. WILLIAM FRANK
                              ----------------------------------
                              C. William Frank
                              Executive Vice President and
                              Chief Financial Officer





Dated:  December 3, 2004


A signed original of this written statement required by Section 906 has been provided to Conn's, Inc. and will be retained by Conn's, Inc. and furnished to the Securities and Exchange Commission or its staff upon request. The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.



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